UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2005

UNITED FINANCIAL MORTGAGE CORP.
(Exact Name of Registrant as Specified in Charter)

Illinois	1-14127	36-43440533
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No)
of Incorporation)

815 Commerce Drive, Suite 100 Oak Brook, Illinois 60523
(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 571-7222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 31, 2005, United Financial Mortgage Corp. (the “Company”) completed its acquisition of the prime wholesale origination division of AmPro Mortgage Corporation (“AmPro”), as described under Item 2.01 of the Company’s Form 8-K filed with the Securities and Exchange Commission on September 6, 2005 (the “Initial 8-K”).

This Current Report on Form 8-K/A is being filed to amend the Initial Form 8-K for the purpose of including the financial information required by Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements at and for the year ended April 30, 2005 are attached as to this Current Report on Form 8-K as Exhibit 99.1.

(c) Exhibits.

Exhibit 99.1	Unaudited pro forma financial statements as of and for the year ended April 30, 2005.

Forward-Looking Information

This Current Report on Form 8-K contains, and future oral and written statements may contain, forward-looking statements within the meaning of such term in the Private Securities Litigation Reform Act of 1995 with respect to the Company’s business, financial condition, results of operations, plans, objectives and future performance. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of management and on information currently available to management, are generally identifiable by the use of words such as “believe,”“expect,”“anticipate,”“plan,”“intend,”“estimate,”“may,”“will,”“would,”“could,”“should” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements, including, among others, changes in demand for mortgage loans, the Company’s access to funding sources and the terms upon which it can obtain financing, assumptions underlying the value of the Company’s retained mortgage loan-servicing rights, the impact of economic slowdowns or recessions, management’s ability to manage the Company’s growth and planned expansion, difficulties in integrating or operating newly acquired businesses, competition in the Company’s market, changes in government regulations, the Company’s ability to expand origination volume while reducing overhead, the impact of new legislation or court decisions restricting the activities of lenders or suppliers of credit in the Company’s market, other risk factors disclosed from time to time in the Company’s filings with the Securities and Exchange Commission and the inability of the Company to manage the risks associated with the foregoing as well as anticipated.

These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FINANCIAL MORTGAGE CORP.

Date: November 16, 2005	By:	/s/ Steve Khoshabe
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibits

Exhibit 99.1	Unaudited pro forma financial statements as of and for the year ended April 30, 2005.